UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2015

Medgenics, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-35112 (Commission File Number)	98-0217544 (I.R.S. Employer Identification Number)

435 Devon Park Drive, Building 700 Wayne, Pennsylvania (Address of Principal Executive Offices)	19087 (Zip Code)

(610) 254-4201

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

neuroFix Corporate Milestone Payment

Pursuant to the terms of that certain Equity Interest Purchase Agreement (the “Purchase Agreement”), dated September 9, 2015, by and between Medgenics, Inc. (the “Company”), neuroFix therapeutics, inc. (“Legacy Corp.”), neuroFix, LLC (“neuroFix”), The Children’s Hospital of Philadelphia (“CHOP”), Philip Harper and Hakon Hakonarson by which the Company acquired neuroFix (the “Acquisition”), the Company is required to make certain milestone payments to Legacy Corp. and CHOP, including a payment of $6.00 million, payable as $1.20 million in cash to CHOP, $1.60 million in cash to Legacy Corp., and $3.20 million of the Company’s shares of common stock to Legacy Corp., upon the earlier to occur of (i) the completion of a firm underwritten or registered direct offering of the Company’s shares of common stock with proceeds to the Company, net of underwriters’ fees and expenses, of at least $35.00 million (the “Early Corporate Milestone Payment”) and (ii) March 31, 2016 (the “Corporate Milestone Payment”). On September 30, 2015, the Company announced that it intends to offer and sell shares of its common stock in an underwritten public offering (the “Offering”). The Company expects to use a portion of the net proceeds from the Offering to satisfy the cash portion of the Corporate Milestone Payment whether the Offering triggers the Early Corporate Milestone Payment or not.

Updated Business-Related Risk Factors

On September 30, 2015, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the “Preliminary Prospectus Supplement”), relating to the Offering. The Preliminary Prospectus Supplement contains updated business-related risk factors as well as an updated description of the business of the Company. Accordingly, the Company is filing information for the purpose of supplementing and updating the risk factor disclosure contained in its prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the annual period ended December 31, 2014, filed with the SEC on February 13, 2015 (the “2014 Form 10-K). The Company is also updating certain aspects of the description of its business from that described under the heading, “Item 1. Business” in its 2014 Form 10-K. The updated disclosures are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Updated Company Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medgenics, Inc.

Date: September 30, 2015	By:	/s/ John Leaman
John Leaman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Updated Company Disclosure